Investments in associates and joint ventures (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of associates [abstract]
Investments in associates and joint ventures
Set out below are the associates and joint ventures of the Group as of December 31, 2021 and 2020.

Entity	2020	Equity	Equity in earnings	Other comprehensive income	Goodwill (i)	2021

Equity-accounted method
Associates (ii.a)	697,924	33,036	(5,862)	(20,641)	86,287	790,744
Joint ventures (ii.b)	1,983	—	(1,848)	1,062	—	1,197
Measured at fair value
Associates (iii)	—	1,174,133	47,291	—	—	1,221,424
Total	699,907	1,207,169	39,581	(19,579)	86,287	2,013,365

Entity	2019	Equity	Equity in earnings	Other comprehensive income	Goodwill (i)	2020
Associates (ii.a)	—	75,093	1,639	(56)	621,248	697,924
Joint ventures (ii.b)	—	2,335	(777)	17	408	1,983
Total	—	77,428	862	(39)	621,656	699,907

(i)	Related to the acquisitions of associates and joint ventures. The goodwill recognized includes the value of expected synergies arising from the investments and includes an element of contingent consideration.
(ii)
At December 31, 2021, include interest in total and voting capital of the following companies: (a) Associates - Wealth High Governance Holding de Participações S.A. (49.9% total and voting capital at December 31,2021 and December 31, 2020); O Primo Rico Mídia, Educacional e Participações Ltda. (29.3% total and voting capital at December 31, 2021 and 20% at December 31, 2020); NK112 Empreendimentos e Participações S.A. (49.9% total and voting capital at December 31, 2021) (b) Joint ventures - Du Agro Holdings S.A. (49% total and voting capital at December 31, 2021 and December 31, 2020).

(iii)	As mentioned in Note 2 (iv) and Note 5 (c) (b), the Group measured the investments held through XP FIP Managers at fair value. The fair value of investments is presented in the statements of income as Net income from financial instruments at fair value through profit or loss.